THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING
           SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T

                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): November 24, 1998

                        COLLINS INDUSTRIES, INC.
         (Exact name of registrant as specified in its charter)

                                 Missouri
            (State or other jurisdiction of incorporation)

                 0-12619                         43-0985160
         Commission  File  Number        (IRS Employer Identification No.)

        15 Compound Drive, Hutchinson, Kansas          67502
       (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code  (316) 663-5551

                                   N/A
      (Former name or former address, if changed since last report)

    11022959

    Item 5.   Other Events.

    Exhibit 1 - (Press Release of November 24, 1998) is hereby incorporated by reference.


                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange
    Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 COLLINS INDUSTRIES, INC.


                                 By:    /s/  Larry  W.  Sayre
                                        Larry W. Sayre
                                        Vice President - Finance and
                                        Chief Financial Officer
                                        (Principal  Accounting Officer)

    Date:     November 30, 1998



                                  EXHIBIT INDEX

     Exhibit             Description                      Page

        1          Press release of November 24, 1998       1



    NEWS RELEASE

    FOR IMMEDIATE RELEASE:        CONTACT: Larry W. Sayre
                                  Vice  President - Finance  & CFO
                                  Telephone: (316) 663-5551


            COLLINS INDUSTRIES AGREES TO ACQUIRE MID BUS, INC.

    Hutchinson,  Kansas,  November  24,  1998  ----  COLLINS
    INDUSTRIES, INC. (Nasdaq: "COLL") announced today the signing of a definitive agreement to acquire Mid Bus, Inc., a Type A school bus manufacturer based in Bluffton, Ohio. Collins Industries believes this acquisition will give the Company approximately 50% of the small school bus market by complimenting existing Type A market growth from Collins Bus Corporation, another wholly owned subsidiary. Agreement is subject to customary closing conditions with closing expected on December 1, 1998.

    Mid Bus, Inc. manufactures a line of Type A-I and Type A-II school buses represented nationally through a distributor organization. Industry publications estimate annual sales of the Type A market to be in excess of 6,000 units with prices typically ranging from $30,000-$45,000 per bus. Mid Bus, Inc. will be operated as a wholly owned subsidiary of Collins Industries, Inc. Terms of the deal were not disclosed.

    Donald Lynn Collins, President and CEO stated today, "The Mid Bus, Inc. acquisition clearly establishes Collins Industries as the largest manufacturer of Type A school buses in North America. Furthermore, this acquisition enables us to take full advantage of anticipated market growth and industry changes currently occurring. Mid Bus, Inc. is a great company with a quality work force and we certainly look forward to making them an integral part of our corporate holdings."

    Collins added: "As we move toward the 21st century, Collins Industries will continue to focus on these core specialty vehicle markets. The Mid Bus, Inc. acquisition will enable Collins Industries to further enhance our position as the nation's leading manufacturer of specialty vehicles. It underscores our commitment to the markets we serve while enabling us to continue to build long-term shareholder value".

    Collins Industries, Inc. is a leading manufacturer of ambulances, small school buses, commercial buses and terminal trucks with manufacturing facilities in Florida, Texas and Kansas. Current subsidiary holdings include Wheeled Coach Industries (the world's largest ambulance manufacturer), Capacity of Texas (a terminal truck manufacturer) and Collins Bus Corporation (a Type A school bus manufacturer with a commercial/transit bus division). The Company sells its products throughout the United States and, to a lesser extent, abroad.

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